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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269

Evergreen Income Advantage Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2008

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	AUTOMATIC DIVIDEND REINVESTMENT PLAN
36	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

April 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the annual report for Evergreen Income Advantage Fund for the twelve-month period ended April 30, 2008 (the “period”).

The fiscal year witnessed a dramatic change in fixed-income markets as problems that first surfaced in housing and subprime mortgages raised questions about the strength of the domestic economy and the risks of credit-sensitive investments. Corporate bonds and asset-backed securities performed well early in the period, with gains in economic output, corporate profits and employment encouraging optimism. However, the backdrop for investing began to change by the summer of 2007 amid widening worries about problems in the financials sector. Major financial institutions began to report substantial losses from their exposure to subprime mortgages while banks tightened credit standards and restricted lending. With fears of a dramatic downturn hovering over the market, fixed income investors sought out the highest-quality securities and attempted to avoid credit risk. As a consequence, the prices of corporate bonds and many asset-backed securities fell, while Treasuries rallied in a general flight to quality over much of the period. However, these general trends reversed themselves, in the final month of the period, with high-yield corporate bonds and other credit-sensitive securities rallying following a series of actions by the U.S. Federal Reserve Board (the “Fed”) to stabilize the markets. Meanwhile, equities tended to move in the same general direction as corporate bonds over the fiscal year. Stock prices rose very early in the period before falling in late 2007 and early 2008 and then rallying again in April 2008. For the full period, stock valuations fell across all market capitalizations, investment styles and regions, as the prices of gold, oil and other

LETTER TO SHAREHOLDERS continued

commodities surged while the U.S. dollar weakened further.

The U.S. economy grew briskly early in 2007 but slowed significantly in late 2007 and early 2008. Economic growth decelerated as lending for ordinary consumer and commercial activity dried up, accentuating the weakening effects of declining home prices. Corporate profits, employment and other key economic indicators showed clear evidence of deterioration. Gross Domestic Product growth decelerated to a rate of 0.6% during the final quarter of 2007 and the first quarter of 2008. A buildup in inventories and export gains kept the economy from contracting during the first three months of 2008. To reinvigorate the economy and stimulate lending activity, the Fed became increasingly aggressive, taking a series of steps to pour liquidity into the financial system. Starting in September 2007 and continuing through April 2008, the Fed cut the key fed funds rate seven different times, lowering the influential short-term rate from 5.25% to 2%. In March 2008, the central bank also opened its lending facilities to securities firms and commercial banks and intervened to help JP Morgan Chase & Co. purchase the collapsing investment bank, Bear Stearns Cos. Meanwhile, Congress and the Bush administration rushed through a $168 billion fiscal stimulus bill, which included tax rebate checks, in an effort to boost growth in the second half of 2008.

During the period, managers of Evergreen Income Advantage Fund maintained a relatively conservative positioning in their investments in lower-rated, higher-yielding corporate bonds. To enhance income, they also made selective use of the fund’s ability to borrow funds, or use leverage, at short-term rates and to invest the proceeds in higher-yielding corporate securities.

During the period, a challenge emerged in connection with Auction Market Preferred Shares (AMPS) issued by the fund to create leverage in pursuit of its income orientation. The liquidity crisis that affected global credit markets caused failures in regularly scheduled auctions for AMPS, including auctions for your fund’s preferred shares. As a consequence, holders of these preferred shares have not been able to sell them at auction. When such a

LETTER TO SHAREHOLDERS continued

condition occurs, the holders of these shares are entitled to be paid by the fund at the maximum rates allowed under the governing documents for these preferred shares. Although borrowing costs fell during the period, the payments of these maximum preferred share dividend rates prevented borrowing costs from falling as much as they may have otherwise fallen during the period.

Let me assure you that we remain steadfast in our determination to protect the long-term interests of shareholders of our funds as we navigate through this unprecedented market environment. We place great value in the trust you have placed in us and we appreciate your confidence as we work through these extraordinary market events.

Evergreen’s management team, working with others in our industry, is exploring possible alternative financing sources in order to provide liquidity to AMPS holders while working to (or attempting to) preserve the fund’s income profile.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$14.26	$14.06	$14.41	$15.62	$14.92

Income from investment operations
Net investment income (loss)	1.64[1]	1.62[1]	1.59[1]	1.56	1.76
Net realized and unrealized gains or losses on investments	(1.85)	0.36	0.03	(0.65)	0.68
Distributions to preferred shareholders from
Net investment income	(0.37)	(0.37)	(0.26)	(0.14)	(0.09)
Net realized gains	0	0	(0.02)	(0.01)	0

Total from investment operations	(0.58)	1.61	1.34	0.76	2.35

Distributions to common shareholders from
Net investment income	(1.36)	(1.41)	(1.54)	(1.64)	(1.65)
Net realized gains	0	0	(0.15)	(0.33)	0

Total distributions to common shareholders	(1.36)	(1.41)	(1.69)	(1.97)	(1.65)

Net asset value, end of period	$12.32	$14.26	$14.06	$14.41	$15.62

Market value, end of period	$11.71	$14.70	$14.17	$14.24	$14.44

Total return based on market value[2]	(11.07%)	14.69%	11.91%	12.07%	6.55%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$849,573	$980,054	$953,102	$966,835	$1,035,766
Liquidation value of preferred shares, end of period (thousands)	$490,000	$490,000	$490,000	$490,000	$490,000
Asset coverage ratio, end of period	272%	299%	294%	297%	311%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.21%	1.19%	1.19%	1.15%	1.15%
Expenses excluding waivers/reimbursements and expense reductions	1.21%	1.19%	1.19%	1.15%	1.15%
Net investment income (loss)[3]	9.81%	8.98%	9.17%	10.03%	10.56%
Portfolio turnover rate	102%	45%	49%	63%	49%

1	Calculated based on average common shares outstanding during the period.
2

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3	Net investment income (loss) ratio reflects distributions to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS 134.5%
CONSUMER DISCRETIONARY 31.8%
Auto Components 2.6%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012 ρ	$535,000	$493,270
8.375%, 12/15/2014	2,660,000	2,207,800
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	6,935,000	5,894,750
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015 ρ	3,060,000	3,343,050
Metaldyne Corp.:
10.00%, 11/01/2013	13,021,000	8,431,097
11.00%, 06/15/2012	4,522,000	1,673,140

		22,043,107

Automobiles 2.5%
Ford Motor Co., 7.70%, 05/15/2097	14,350,000	9,542,750
General Motors Corp.:
7.20%, 01/15/2011 ρ	10,310,000	9,150,125
8.25%, 07/15/2023 ρ	3,860,000	2,904,650

		21,597,525

Diversified Consumer Services 0.6%
Carriage Services, Inc., 7.875%, 01/15/2015	2,290,000	2,290,000
Education Management, LLC, 8.75%, 06/01/2014	2,890,000	2,586,550
Service Corporation International, 6.75%, 04/01/2015	220,000	221,375

		5,097,925

Hotels, Restaurants & Leisure 8.8%
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 ρ	4,169,000	3,939,705
8.125%, 05/15/2011 ρ	1,350,000	1,149,188
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	13,473,000	9,734,243
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	5,825,000	5,067,750
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014 ρ	18,673,000	14,471,575
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	450,000	459,000
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A ρ	5,868,000	6,293,430
Seneca Gaming Corp., 7.25%, 05/01/2012	1,525,000	1,481,156
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A ρ	7,100,000	6,319,000
Six Flags, Inc.:
8.875%, 02/01/2010 ρ	1,670,000	1,394,450
9.625%, 06/01/2014 ρ	2,590,000	1,722,350
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 ρ	17,416,000	11,276,860
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	11,315,000	11,739,312

		75,048,019

Household Durables 3.6%
Centex Corp.:
4.875%, 08/15/2008	3,080,000	3,049,419
5.80%, 09/15/2009	965,000	926,711

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
D.R. Horton, Inc.:
4.875%, 01/15/2010	$1,550,000	$1,480,250
5.00%, 01/15/2009	3,525,000	3,436,875
8.00%, 02/01/2009	1,670,000	1,670,000
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 ρ	1,670,000	1,310,950
6.50%, 01/15/2014	2,055,000	1,469,325
KB Home:
7.75%, 02/01/2010 ρ	2,435,000	2,404,562
8.625%, 12/15/2008	1,345,000	1,365,175
Libbey, Inc., FRN, 11.91%, 06/01/2011 ρ	3,505,000	3,531,287
Meritage Homes Corp., 7.00%, 05/01/2014	1,510,000	1,296,713
Pulte Homes, Inc.:
4.875%, 07/15/2009	6,795,000	6,591,150
7.875%, 08/01/2011	470,000	460,600
Standard Pacific Corp., 5.125%, 04/01/2009	1,645,000	1,472,275

		30,465,292

Media 9.4%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	5,080,000	5,080,000
CCH I, LLC, 11.00%, 10/01/2015 ρ	45,000	35,213
Charter Communications, Inc., 10.875%, 09/15/2014 144A ρ	10,030,000	10,656,875
CSC Holdings, Inc., 7.625%, 04/01/2011	4,135,000	4,186,687
Idearc, Inc., 8.00%, 11/15/2016	13,480,000	8,829,400
Lamar Media Corp.:
6.625%, 08/15/2015 ρ	1,610,000	1,525,475
7.25%, 01/01/2013	440,000	437,800
Ser. B, 6.625%, 08/15/2015	7,825,000	7,414,187
Mediacom Broadband, LLC, 8.50%, 10/15/2015 ρ	1,580,000	1,461,500
Mediacom, LLC, 7.875%, 02/15/2011	1,380,000	1,311,000
Ion Media Networks, Inc., FRN, 8.96%, 01/15/2013 144A ρ	7,550,000	4,548,875
R.H. Donnelley Corp., Ser. A-4, 8.875%, 10/15/2017 144A ρ	7,955,000	5,170,750
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012 ρ	5,524,000	5,613,765
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013 ρ	5,160,000	4,373,100
Visant Corp., 7.625%, 10/01/2012 ρ	7,465,000	7,465,000
XM Satellite Radio Holdings, Inc., 9.75%, 05/01/2014 ρ	4,400,000	4,257,000
Young Broadcasting, Inc., 8.75%, 01/15/2014	12,034,000	7,100,060

		79,466,687

Multi-line Retail 0.4%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	3,640,000	3,803,800

Specialty Retail 2.1%
American Achievement Corp., 8.25%, 04/01/2012	7,505,000	6,641,925
Home Depot, Inc., 5.875%, 12/16/2036	1,635,000	1,371,147

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Michaels Stores, Inc., 10.00%, 11/01/2014 ρ	$2,910,000	$2,837,250
Payless ShoeSource, Inc., 8.25%, 08/01/2013	7,880,000	7,151,100

		18,001,422

Textiles, Apparel & Luxury Goods 1.8%
AAC Group Holdings Corp., Sr. Disc. Note, Step Bond, 0.00%, 10/01/2012 †	1,055,000	828,175
Oxford Industries, Inc., 8.875%, 06/01/2011	12,915,000	12,366,113
Unifi, Inc., 11.50%, 05/15/2014 ρ	2,127,000	1,733,505

		14,927,793

CONSUMER STAPLES 3.6%
Beverages 0.1%
Constellation Brands, Inc., 8.375%, 12/15/2014 ρ	765,000	814,725

Food & Staples Retailing 0.5%
Ingles Markets, Inc., 8.875%, 12/01/2011	2,950,000	3,009,000
Rite Aid Corp., 8.125%, 05/01/2010 ρ	1,540,000	1,547,700

		4,556,700

Food Products 1.9%
Dean Foods Co., 6.625%, 05/15/2009	480,000	482,400
Del Monte Foods Co.:
6.75%, 02/15/2015	1,705,000	1,653,850
8.625%, 12/15/2012 ρ	10,061,000	10,463,440
Pilgrim's Pride Corp., 8.375%, 05/01/2017 ρ	4,065,000	3,638,175
Smithfield Foods, Inc., 7.75%, 07/01/2017 ρ	160,000	159,600

		16,397,465

Household Products 0.2%
Church & Dwight Co., 6.00%, 12/15/2012 ρ	1,295,000	1,282,050

Personal Products 0.9%
Central Garden & Pet Co., 9.125%, 02/01/2013	8,385,000	7,127,250

ENERGY 15.6%
Energy Equipment & Services 4.0%
Bristow Group, Inc., 7.50%, 09/15/2017	2,500,000	2,593,750
Dresser-Rand Group, Inc., 7.375%, 11/01/2014 ρ	4,456,000	4,478,280
GulfMark Offshore, Inc., 7.75%, 07/15/2014 ρ	4,070,000	4,232,800
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014 ρ	10,655,000	10,415,262
Parker Drilling Co., 9.625%, 10/01/2013	4,990,000	5,264,450
PHI, Inc., 7.125%, 04/15/2013	6,872,000	6,459,680

		33,444,222

Oil, Gas & Consumable Fuels 11.6%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	195,000	197,925

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Chesapeake Energy Corp.: continued
7.50%, 09/15/2013 ρ	$5,500,000	$5,720,000
7.75%, 01/15/2015 ρ	5,500,000	5,706,250
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	3,315,000	3,116,100
Delta Petroleum Corp., 7.00%, 04/01/2015	4,280,000	3,809,200
El Paso Corp., 7.00%, 06/15/2017	2,580,000	2,705,339
Encore Acquisition Co.:
6.00%, 07/15/2015 ρ	4,835,000	4,472,375
6.25%, 04/15/2014 ρ	2,435,000	2,301,075
Energy Partners, Ltd., 9.75%, 04/15/2014 ρ	2,452,000	2,280,360
Exco Resources, Inc., 7.25%, 01/15/2011	6,130,000	6,130,000
Forbes Energy Services, LLC, 11.00%, 02/15/2015 144A	7,740,000	7,778,700
Forest Oil Corp., 7.25%, 06/15/2019 ρ	2,435,000	2,526,312
Frontier Oil Corp., 6.625%, 10/01/2011	1,755,000	1,755,000
Mariner Energy, Inc., 8.00%, 05/15/2017	1,343,000	1,326,213
Peabody Energy Corp.:
5.875%, 04/15/2016 ρ	10,010,000	9,759,750
7.875%, 11/01/2026	960,000	996,000
Plains All American Pipeline, LP, 6.50%, 05/01/2018 144A	1,470,000	1,504,047
Plains Exploration & Production Co., 7.75%, 06/15/2015 ρ	2,225,000	2,291,750
Sabine Pass LNG, LP:
7.25%, 11/30/2013	680,000	632,400
7.50%, 11/30/2016	10,525,000	9,683,000
Southwestern Energy Co., 7.50%, 02/01/2018 144A	490,000	521,850
Tesoro Corp.:
6.50%, 06/01/2017	6,185,000	5,705,662
6.625%, 11/01/2015	1,840,000	1,738,800
Williams Cos.:
7.50%, 01/15/2031	5,520,000	5,878,800
8.125%, 03/15/2012	9,285,000	10,213,500

		98,750,408

FINANCIALS 22.2%
Capital Markets 0.6%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	2,630,000	2,150,025
8.00%, 06/15/2011	485,000	434,075
12.50%, 11/30/2017 144A	2,595,000	2,695,556

		5,279,656

Consumer Finance 13.3%
CCH II Capital Corp.: 10.25%, 09/15/2010 ρ	18,925,000	18,304,699
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	915,000	856,718
5.80%, 01/12/2009	805,000	787,264

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
Ford Motor Credit Co., LLC:
7.375%, 10/28/2009	$13,965,000	$13,447,667
9.75%, 09/15/2010	21,207,000	20,613,204
General Motors Acceptance Corp., LLC:
5.625%, 05/15/2009 ρ	2,415,000	2,271,204
6.875%, 09/15/2011	22,460,000	18,729,731
6.875%, 08/28/2012	1,930,000	1,532,487
7.25%, 03/02/2011	675,000	572,951
7.75%, 01/19/2010	4,020,000	3,700,289
8.00%, 11/01/2031	9,870,000	7,483,977
FRN:
3.75%, 09/23/2008	4,465,000	4,381,353
4.32%, 05/15/2009	7,635,000	6,967,556
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,655,000	1,390,200
Sprint Capital Corp., 6.875%, 11/15/2028	6,615,000	5,155,559
Toll Corp.:
8.25%, 02/01/2011	5,720,000	5,534,100
8.25%, 12/01/2011	1,100,000	1,056,000

		112,784,959

Diversified Financial Services 2.3%
Citigroup, Inc., FRN, 8.40%, 04/29/2049	4,155,000	4,210,386
JPMorgan Chase & Co., FRN, 7.90%, 12/31/2049	2,520,000	2,575,422
Leucadia National Corp.:
7.125%, 03/15/2017	545,000	523,200
8.125%, 09/15/2015	10,695,000	10,962,375
Biomet, Inc., 11.625%, 10/15/2017 144A	1,635,000	1,745,363

		20,016,746

Real Estate Investment Trusts 2.9%
Host Marriott Corp.:
7.125%, 11/01/2013 ρ	5,580,000	5,586,975
Ser. O, 6.375%, 03/15/2015	340,000	328,100
Ser. Q, 6.75%, 06/01/2016	7,700,000	7,565,250
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	4,210,000	4,131,063
7.00%, 01/15/2016	4,405,000	4,278,356
Ventas, Inc., 7.125%, 06/01/2015	2,480,000	2,498,600

		24,388,344

Real Estate Management & Development 0.0%
Realogy Corp., 10.50%, 04/15/2014 ρ	175,000	129,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Thrifts & Mortgage Finance 3.1%
Residential Capital, LLC:
FRN, 3.49%, 06/09/2008 ρ	$2,040,000	$1,909,950
Step Bond:
8.125%, 11/21/2008 Š ρ	3,310,000	2,763,850
8.375%, 06/30/2010 Š	39,145,000	21,431,888

		26,105,688

HEALTH CARE 5.8%
Health Care Equipment & Supplies 0.0%
Universal Hospital Services, Inc., 8.50%, 06/01/2015	294,000	301,350

Health Care Providers & Services 5.8%
HCA, Inc.:
6.375%, 01/15/2015	130,000	116,350
8.75%, 09/01/2010	6,860,000	7,082,950
9.25%, 11/15/2016	22,455,000	24,195,262
Omnicare, Inc.:
6.125%, 06/01/2013	9,095,000	8,321,925
6.875%, 12/15/2015	10,215,000	9,372,263

		49,088,750

INDUSTRIALS 12.6%
Aerospace & Defense 7.2%
Alliant Techsystems, Inc., 6.75%, 04/01/2016 ρ	1,090,000	1,084,550
DAE Aviation Holdings, 11.25%, 08/01/2015 144A	2,310,000	2,359,087
DRS Technologies, Inc., 6.625%, 02/01/2016	2,600,000	2,587,000
Hexcel Corp., 6.75%, 02/01/2015	4,200,000	4,194,750
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	31,835,000	31,039,125
6.375%, 10/15/2015	12,241,000	12,164,494
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	7,965,000	7,606,575

		61,035,581

Commercial Services & Supplies 2.3%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	7,620,000	6,972,300
9.25%, 05/01/2021	3,715,000	3,863,600
Geo Group, Inc., 8.25%, 07/15/2013	1,750,000	1,815,625
Mobile Mini, Inc., 6.875%, 05/01/2015	3,435,000	2,911,163
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	3,780,000	3,980,831

		19,543,519

Machinery 1.4%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	14,236,000	12,278,550

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Road & Rail 1.3%
Avis Budget Car Rental, LLC, 7.75%, 05/15/2016	$240,000	$213,000
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	3,860,000	3,908,250
10.50%, 01/01/2016 ρ	95,000	96,069
Kansas City Southern:
7.50%, 06/15/2009	2,730,000	2,811,900
9.50%, 10/01/2008	3,590,000	3,643,850

		10,673,069

Trading Companies & Distributors 0.4%
Neff Corp., 10.00%, 06/01/2015 ρ	525,000	259,875
United Rentals, Inc., 6.50%, 02/15/2012 ρ	3,275,000	3,086,688

		3,346,563

INFORMATION TECHNOLOGY 5.8%
Electronic Equipment & Instruments 2.8%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	7,375,000	7,043,125
Jabil Circuit, Inc.:
5.875%, 07/15/2010	1,650,000	1,620,976
8.25%, 03/15/2018 144A	10,875,000	10,929,375
Sanmina-SCI Corp.:
6.75%, 03/01/2013	1,105,000	1,005,550
8.125%, 03/01/2016 ρ	1,760,000	1,628,000
FRN, 5.55%, 06/15/2010 144A	1,526,000	1,514,555

		23,741,581

IT Services 2.2%
First Data Corp., 9.875%, 09/24/2015 144A ρ	8,175,000	7,449,469
ipayment, Inc., 9.75%, 05/15/2014	4,255,000	3,680,575
SunGard Data Systems, Inc.:
4.875%, 01/15/2014	6,345,000	5,599,462
10.25%, 08/15/2015	130,000	138,775
Unisys Corp., 6.875%, 03/15/2010	1,848,000	1,785,630

		18,653,911

Office Electronics 0.2%
Xerox Corp., 6.35%, 05/15/2018	1,500,000	1,510,349

Semiconductors & Semiconductor Equipment 0.6%
Freescale Semiconductor, Inc.:
8.875%, 12/15/2014	225,000	199,125
9.125%, 12/15/2014	1,920,000	1,588,800
Spansion, Inc., FRN, 6.20%, 06/01/2013 144A	4,965,000	3,748,575

		5,536,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS 15.9%
Chemicals 6.6%
ARCO Chemical Co.:
9.80%, 02/01/2020	$2,490,000	$2,191,200
10.25%, 11/01/2010	460,000	471,500
Huntsman, LLC, 11.625%, 10/15/2010	7,000,000	7,385,000
Koppers Holdings, Inc.:
9.875%, 10/15/2013	575,000	612,375
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	5,519,000	4,856,720
MacDermid, Inc., 9.50%, 04/15/2017 144A	8,161,000	7,834,560
Millenium America, Inc., 7.625%, 11/15/2026	6,045,000	3,914,137
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	6,510,000	6,347,250
10.125%, 12/01/2014	2,965,000	2,838,988
Mosaic Co.:
7.30%, 01/15/2028	3,385,000	3,300,375
7.875%, 12/01/2016 144A	4,665,000	5,131,500
Tronox Worldwide, LLC, 9.50%, 12/01/2012 ρ	13,175,000	11,396,375

		56,279,980

Construction Materials 1.1%
CPG International, Inc.:
10.50%, 07/01/2013	8,910,000	7,662,600
FRN, 11.47%, 07/01/2012	1,670,000	1,365,225

		9,027,825

Containers & Packaging 4.7%
Berry Plastics Holdings Corp.:
6.68%, 09/15/2014	1,635,000	1,397,925
7.57%, 02/15/2015 144A	1,850,000	1,794,500
8.875%, 09/15/2014 ρ	1,566,000	1,472,040
Exopack Holding Corp., 11.25%, 02/01/2014	8,275,000	7,944,000
Graham Packaging Co.:
8.50%, 10/15/2012 ρ	5,510,000	5,427,350
9.875%, 10/15/2014 ρ	3,905,000	3,690,225
Graphic Packaging International, Inc.:
8.50%, 08/15/2011 ρ	4,685,000	4,755,275
9.50%, 08/15/2013 ρ	5,760,000	5,760,000
Smurfit-Stone Container Corp., 8.375%, 07/01/2012 ρ	8,680,000	7,985,600

		40,226,915

Metals & Mining 1.4%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	7,310,000	8,095,825
Indalex Holdings Corp., 11.50%, 02/01/2014	4,735,000	3,716,975

		11,812,800

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Paper & Forest Products 2.1%
Georgia Pacific Corp.:
8.125%, 05/15/2011 ρ	$5,000,000	$5,206,250
8.875%, 05/15/2031	5,875,000	5,757,500
Verso Paper Holdings, LLC, 11.375%, 08/01/2016	6,700,000	6,901,000

		17,864,750

TELECOMMUNICATION SERVICES 9.4%
Diversified Telecommunication Services 3.6%
Citizens Communications Co.:
7.875%, 01/15/2027	1,570,000	1,401,225
9.25%, 05/15/2011	6,680,000	7,080,800
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A ρ	2,315,000	2,349,725
Qwest Corp.:
6.50%, 06/01/2017	1,475,000	1,390,188
7.50%, 06/15/2023	1,725,000	1,587,000
8.875%, 03/15/2012	11,660,000	12,359,600
West Corp., 11.00%, 10/15/2016 ρ	5,050,000	4,513,437

		30,681,975

Wireless Telecommunication Services 5.8%
Centennial Communications Corp.:
8.125%, 02/01/2014 ρ	6,815,000	6,815,000
10.125%, 06/15/2013	2,715,000	2,843,963
Cricket Communications, Inc.:
9.375%, 11/01/2014 ρ	800,000	789,000
9.375%, 11/01/2014 144A	3,580,000	3,530,775
MetroPCS Communications, Inc., 9.25%, 11/01/2014	9,070,000	8,956,625
Rural Cellular Corp., 8.25%, 03/15/2012	13,350,000	13,950,750
Sprint Nextel Corp.:
6.375%, 05/01/2009	3,350,000	3,300,531
6.90%, 05/01/2019	945,000	781,026
Ser. D, 7.375%, 08/01/2015	5,265,000	4,214,843
Ser. F, 5.95%, 03/15/2014	5,405,000	4,220,802

		49,403,315

UTILITIES 11.8%
Electric Utilities 11.6%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	9,780,000	10,464,600
Aquila, Inc., Step Bond, 14.875%, 07/01/2012 Š	14,026,000	17,111,720
CMS Energy Corp.:
6.55%, 07/17/2017 ρ	755,000	745,367
8.50%, 04/15/2011 ρ	860,000	925,319
Edison Mission Energy:
7.00%, 05/15/2017	1,350,000	1,370,250
7.20%, 05/15/2019	835,000	845,438

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Electric Utilities continued
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	$7,530,000	$8,057,100
11.25%, 11/01/2017 144A	4,515,000	4,752,038
Mirant Americas Generation, LLC, 8.50%, 10/01/2021 ρ	1,350,000	1,329,750
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	1,159,410	1,333,322
Mirant North America, LLC, 7.375%, 12/31/2013	12,325,000	12,848,812
NRG Energy, Inc., 7.375%, 02/01/2016	10,375,000	10,712,187
Orion Power Holdings, Inc., 12.00%, 05/01/2010	11,890,000	13,168,175
Reliant Energy, Inc.:
6.75%, 12/15/2014	13,093,000	13,583,987
7.875%, 06/15/2017 ρ	230,000	240,925
Texas Competitive Electric Holdings Co., LLC:
10.25%, 11/01/2015 144A	825,000	864,188
10.50%, 11/01/2016 144A	135,000	138,881

		98,492,059

Independent Power Producers & Energy Traders 0.2%
AES Corp., 8.00%, 10/15/2017	275,000	288,062
Dynegy Holdings, Inc., 7.50%, 06/01/2015 ρ	1,010,000	1,010,000

		1,298,062

Total Corporate Bonds (cost $1,193,834,298)		1,142,326,687

YANKEE OBLIGATIONS – CORPORATE 8.0%
ENERGY 2.2%
Oil, Gas & Consumable Fuels 2.2%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	3,145,000	3,349,425
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	13,040,000	10,301,600
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016	3,175,000	2,508,250
OPTI Canada, Inc., 8.25%, 12/15/2014	2,500,000	2,593,750

		18,753,025

FINANCIALS 1.6%
Consumer Finance 0.3%
Virgin Media Finance plc, 9.125%, 08/15/2016	3,228,000	3,131,160

Diversified Financial Services 1.3%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	4,000,000	4,570,000
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033	1,540,000	1,095,433
Ship Finance International, Ltd., 8.50%, 12/15/2013 ρ	5,060,000	5,135,900

		10,801,333

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
INDUSTRIALS 0.4%
Road & Rail 0.4%
Kansas City Southern de Mexico:
7.375%, 06/01/2014 144A	$1,796,000	$1,708,445
9.375%, 05/01/2012	1,495,000	1,566,013

		3,274,458

INFORMATION TECHNOLOGY 1.0%
Communications Equipment 0.8%
Nortel Networks Corp., 10.125%, 07/15/2013 ρ	6,890,000	6,786,650

Semiconductors & Semiconductor Equipment 0.2%
Sensata Technologies, Inc., 8.00%, 05/01/2014 ρ	1,645,000	1,542,187

MATERIALS 2.0%
Metals & Mining 1.3%
Evraz Group SA, 9.50%, 04/24/2018 144A	1,095,000	1,475,921
Novelis, Inc., 7.25%, 02/15/2015	10,785,000	9,922,200

		11,398,121

Paper & Forest Products 0.7%
Abitibi Consolidated Company of Canada, 13.75%, 04/01/2011 144A	1,175,000	1,239,625
Corporacion Durango SAB de CV, 10.50%, 10/05/2017 144A ρ	5,870,000	4,431,850

		5,671,475

TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunication Services 0.8%
Intelsat, Ltd.:
9.25%, 06/15/2016 ρ	2,385,000	2,417,794
11.25%, 06/15/2016	4,170,000	4,248,187

		6,665,981

Total Yankee Obligations – Corporate (cost $72,743,587)		68,024,390

	Shares	Value

COMMON STOCKS 0.3%
INDUSTRIALS 0.1%
Airlines 0.1%
Delta Air Lines, Inc.*	47,958	408,123

INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.0%
Cisco Systems, Inc.*	15,096	387,062

Electronic Equipment & Instruments 0.1%
Jabil Circuit, Inc.	38,948	423,754

Software 0.0%
Microsoft Corp.	12,210	348,229

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

	Shares	Value

COMMON STOCKS continued
MATERIALS 0.0%
Chemicals 0.0%
Tronox, Inc., Class A ρ	107,590	$344,288

TELECOMMUNICATION SERVICES 0.1%
Wireless Telecommunication Services 0.1%
Sprint Nextel Corp.	55,370	442,406

Total Common Stocks (cost $3,099,015)		2,353,862

PREFERRED STOCKS 0.8%
FINANCIALS 0.8%
Thrifts & Mortgage Finance 0.8%
Fannie Mae, Ser. S, 8.25% ρ	183,975	4,606,734
Freddie Mac, Ser. Z, 8.735%	75,135	1,923,456

Total Preferred Stocks (cost $6,497,893)		6,530,190

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.2%
CONSUMER DISCRETIONARY 0.2%
Media 0.2%
Sinclair Broadcast Group, Inc., 3.00%, 05/15/2027 (cost $1,594,856)	$1,755,000	1,638,732

LOANS 4.9%
CONSUMER DISCRETIONARY 1.8%
Claire's Stores, Inc., FRN, 7.72%, 05/29/2014	1,256	992
Dana Holding Corp., FRN, 6.55%, 01/31/2015	765,000	737,475
Fontainebleau Resorts, LLC, FRN, 5.55%, 06/06/2014	1,490,000	1,256,487
Idearc, Inc., FRN, 4.80%, 11/17/2014 >	2,443,144	2,022,215
Metaldyne Corp., FRN:
7.06%, 01/11/2012 >	618,279	463,709
7.06%, 01/11/2014 >	5,407,662	4,069,861
Ion Media Networks, Inc., FRN, 6.05%, 01/15/2012 >	8,230,000	6,772,714

		15,323,453

ENERGY 0.1%
Saint Acquisition Corp., FRN, 2.80%, 05/06/2014	1,600,000	1,193,136

INDUSTRIALS 1.7%
Clarke American Corp., FRN, 7.58%, 02/28/2014 >	8,564,975	7,255,904
Neff Corp., FRN:
9.19%, 11/30/2014 >	8,820,000	6,466,912
10.25%, 11/30/2014 >	985,000	722,213

		14,445,029

INFORMATION TECHNOLOGY 0.1%
Freescale Semiconductor, Inc., FRN, 4.80%, 12/01/2013 >	744,495	643,616

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008
	Principal Amount	Value

LOANS continued
MATERIALS 1.2%
Boise Paper Holdings, LLC, FRN, 5.55%, 02/15/2015	$970,000	$953,791
Wimar Co., FRN, 5.30%, 01/03/2012	9,745,000	9,230,757

		10,184,548

UTILITIES 0.0%
Energy Future Holdings Corp., FRN, 5.80%, 10/10/2014	3,579	3,418

Total Loans (cost $42,219,123)		41,793,200

SHORT-TERM INVESTMENTS 26.0%
CORPORATE BONDS 1.6%
Commercial Banks 1.6%
First Tennessee Bank, FRN, 2.75%, 08/15/2008 ρρ	6,000,000	5,993,196
Metropolitan Life Global Funding, FRN, 2.87%, 08/21/2008 ρρ	8,000,000	7,993,440

		13,986,636

	Shares	Value

MUTUAL FUND SHARES 24.4%
Evergreen Institutional Money Market Fund, Class I, 2.78% q ø ρρ	207,321,725	207,321,725

Total Short-Term Investments (cost $221,315,043)		221,308,361

Total Investments (cost $1,541,303,815) 174.7%		1,483,975,422
Other Assets and Liabilities and Preferred Shares (74.7%)		(634,402,830)

Net Assets Applicable to Common Shareholders 100.0%		$849,572,592

ρ	All or a portion of this security is on loan.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

Š	The rate shown is the stated rate at current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

*	Non-income producing security
>	All or a portion of the position represents an unfunded loan commitment.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

FRN	Floating Rate Note

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2008 (unaudited):

AAA	4.1%
AA	0.5%
BBB	6.3%
BB	28.0%
B	47.2%
CCC	13.4%
NR	0.5%

100.0%

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) based on effective maturity as of April 30, 2008 (unaudited):

Less than 1 year	6.8%
1 to 3 year(s)	15.5%
3 to 5 years	19.2%
5 to 10 years	51.1%
10 to 20 years	3.6%
20 to 30 years	2.6%
Greater than 30 years	1.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2008

Assets
Investments in securities, at value (cost $1,333,982,090) including $167,979,518 of securities loaned	$1,276,653,697
Investments in affiliated money market fund, at value (cost $207,321,725)	207,321,725

Total investments	1,483,975,422
Cash	8,268,468
Receivable for securities sold	20,740,081
Interest receivable	31,131,583
Prepaid structuring fee (see Note 4)	2,940,000
Unrealized gains on credit default swap transactions	344,253
Premiums paid on credit default swap transactions	114,388
Receivable for securities lending income	76,930

Total assets	1,547,591,125

Liabilities
Dividends payable applicable to common shareholders	7,534,328
Payable for securities purchased	21,279,029
Unrealized losses on credit default swap transactions	154,447
Unrealized losses on interest rate swap transactions	979,423
Premiums received on credit default swap transactions	409,512
Payable for securities on loan	173,944,918
Advisory fee payable	21,905
Payable to investment advisor (see Note 4)	2,940,000
Due to other related parties	7,149
Accrued expenses and other liabilities	211,493

Total liabilities	207,482,204

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 19,600 shares, including dividends payable of $536,329	490,536,329

Net assets applicable to common shareholders	$849,572,592

Net assets applicable to common shareholders represented by
Paid-in capital	$981,477,228
Overdistributed net investment income	(4,606,415)
Accumulated net realized losses on investments	(69,180,211)
Net unrealized losses on investments	(58,118,010)

Net assets applicable to common shareholders	$849,572,592

Net asset value per share applicable to common shareholders
Based on $849,572,592 divided by 68,933,640 common shares issued and outstanding (100,000,000 common shares authorized)	$12.32

See Notes to Financial Statements

STATEMENT OF OPERATIONS

April 30, 2008

Investment income
Interest	$120,987,183
Income from affiliate	2,617,539
Dividends	315,444
Securities lending	239,227

Total investment income	124,159,393

Expenses
Advisory fee	8,321,151
Administrative services fee	693,429
Transfer agent fees	40,123
Trustees’ fees and expenses	30,313
Printing and postage expenses	88,031
Custodian and accounting fees	274,264
Professional fees	90,305
Auction agent fees	1,296,015
Other	61,789

Total expenses	10,895,420
Less: Expense reductions	(61,326)

Net expenses	10,834,094

Net investment income	113,325,299

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(30,518,364)
Credit default swap transactions	1,991,018

Net realized losses on investments	(28,527,346)
Net change in unrealized gains or losses on investments	(98,811,668)

Net realized and unrealized gains or losses on investments	(127,339,014)
Distributions to preferred shareholders from net investment income	(25,314,150)

Net decrease in net assets resulting from operations	$(39,327,865)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2008	2007

Operations
Net investment income	$113,325,299	$110,669,995
Net realized gains or losses on investments	(28,527,346)	12,894,350
Net change in unrealized gains or losses on investments	(98,811,668)	11,229,073
Distributions to preferred shareholders from net investment income	(25,314,150)	(25,221,451)

Net increase (decrease) in net assets resulting from operations	(39,327,865)	109,571,967

Distributions to common shareholders from
Net investment income	(93,893,594)	(96,057,196)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	2,740,244	13,436,569

Total increase (decrease) in net assets applicable to common shareholders	(130,481,215)	26,951,340
Net assets applicable to common shareholders
Beginning of period	980,053,807	953,102,467

End of period	$849,572,592	$980,053,807

Overdistributed net investment income	$(4,606,415)	$(3,118,859)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Income Advantage Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into

NOTES TO FINANCIAL STATEMENTS continued

repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Interest rate swaps

The Fund may enter into interest rate swap contracts to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

NOTES TO FINANCIAL STATEMENTS continued

g. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. The guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after April 30, 2004.

j. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to consent fees, premium amortization and swap contracts. During the year ended April 30, 2008, the following amounts were reclassified:

Overdistributed net investment income	$4,394,889
Accumulated net realized losses on investments	(4,394,889)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year ended April 30, 2008, the advisory fee was equivalent to 0.93% of the Fund’s average daily net assets applicable to common shareholders.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended April 30, 2008, the administrative fee was equivalent to 0.08% of the Fund’s average daily net assets applicable to common shareholders.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended April 30, 2008, the Fund paid brokerage commissions of $1,610 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended April 30, 2008 and the year ended April 30, 2007, the Fund issued 194,312 and 964,657 common shares, respectively.

The Fund has issued 19,600 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of six series, each with a liquidation value of $25,000 plus accumulated but

NOTES TO FINANCIAL STATEMENTS continued

unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. During the year ended April 30, 2008, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 5.17% for the year ended April 30, 2008 includes the maximum rate for the dates on which the auctions failed. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class.

On April 30, 2008, the Fund secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem approximately 60% of the Fund’s outstanding Preferred Shares. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 4%. The Fund has pledged its assets to secure borrowings under the Facility. The Fund paid a structuring fee, which is being amortized over three years, and also pays, on a monthly basis, a liquidity fee at an annual rate of 0.50% of the total commitment amount and a program fee at an annual rate of 0.75% on the daily average outstanding principal amount of borrowings.

The structuring fee was paid by EIMC on April 30, 2008. The Fund will reimburse EIMC over a period of three years.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,485,418,956 and $1,362,940,433, respectively, for the year ended April 30, 2008.

NOTES TO FINANCIAL STATEMENTS continued

As of year ended April 30, 2008, the Fund had unfunded loan commitments of $13,948,854.

During the year ended April 30, 2008, the Fund loaned securities to certain brokers and earned $314,409 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At April 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $167,979,518 and $173,944,918, respectively.

At April 30, 2008, the Fund had the following interest rate swap contracts outstanding:

Expiration	Notional Amount	Counterparty	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Loss

07/2/2008	$100,000,000	JP Morgan Chase & Co.	Fixed-2.737%	Floating-2.70%[1]	$648,558
11/26/2008	65,000,000	Merrill Lynch & Co., Inc.	Fixed-3.585%	Floating-2.89%[2]	330,865

1	This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period of April 2, 2008 through May 2, 2008.
2	This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period of April 28, 2008 through May 26, 2008.

At April 30, 2008, the Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

12/20/2012	UBS	Dow Jones CDX,	$48,350	3.75%	Quarterly	$7,031
		North American Investment Grade Index
06/20/2013	Lehman Brothers	Pulte, 5.25%,	1,995,000	4.17%	Quarterly	(130,977)
		01/15/2014
06/20/2013	Bank of America	Dow Jones CDX,	1,490,000	5.00%	Quarterly	(16,434)
		North American Investment Grade Index
06/20/2013	UBS	Dow Jones CDX,	3,480,000	5.00%	Quarterly	(7,036)
		North American Investment Grade Index

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain

06/20/2013	Lehman Brothers	Centex, 5.25%, 06/15/2015	$1,995,000	5.12%	Quarterly	$115,614
12/13/2049	UBS	CMBX North America AAA Index	1,000,000	0.08%	Quarterly	115,679
12/13/2049	Goldman Sachs	CMBX North America AJ Index	1,015,000	1.47%	Quarterly	105,929

NOTES TO FINANCIAL STATEMENTS continued

On April 30, 2008, the aggregate cost of securities for federal income tax purposes was $1,550,360,176. The gross unrealized appreciation and depreciation on securities based on tax cost was $178,836,951 and $245,221,705, respectively, with a net unrealized depreciation of $66,384,754.

As of April 30, 2008, the Fund had $34,717,634 in capital loss carryovers for federal income tax purposes with $7,717,772 expiring in 2014, $11,808,863 expiring in 2015 and $15,190,999 expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2008, the Fund incurred and will elect to defer post-October losses of $25,406,217.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$2,106,684	$66,384,754	$60,123,851	($7,502,715)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment companies, premium amortization, swap contracts and wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $119,207,744 and $121,278,647 of ordinary income for the years ended April 30, 2008 and April 30, 2007, respectively.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, Evergreen Service Company, LLC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

NOTES TO FINANCIAL STATEMENTS continued

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

April 18, 2008	May 14, 2008	June 2, 2008	$ 0.10940
May 16, 2008	June 16, 2008	July 1, 2008	$ 0.10940
June 12, 2008	July 15, 2008	August 1, 2008	$ 0.10940

These distributions are not reflected in the accompanying financial statements.

12. SUBSEQUENT EVENT

From May 28, 2008 through June 10, 2008, the Fund redeemed a pro rata portion of each of its series of Preferred Shares, having an aggregate liquidation preference of $294,000,000. These redemptions were funded through borrowings under the Facility described in Note 4.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Income Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Income Advantage Fund as of April 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Income Advantage Fund as of April 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 27, 2008

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee, except Mses. Kosel and Norris, serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person”of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

568264 rv2 06/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the Registrant’s annual financial statements for the fiscal years ended April 30, 2008 and April 30, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$52,925	$62,725
Audit-related fees	0	0
Tax fees (1)	727	0
Non-audit fees (2)	1,162,374	808,367
All other fees	0	0

Total fees	$1,216,026	$871,092

(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Managed Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-

case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with

SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or

Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serving as liaison between the chairman and the independent directors,
•	Approving information sent to the board,

•	Approving meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Having the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Update for closed end funds annuals.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund
By:

Dennis H. Ferro
Principal Executive Officer

Date: June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

Dennis H. Ferro
Principal Executive Officer

Date: June 30, 2008

By:

Kasey Phillips
Principal Financial Officer

Date: June 30, 2008